                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2003


                        State Auto Financial Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-19289                31-1324304
-------------------------------------------------------------------------------
(State or other jurisdiction           Commission              IRS-Employer
      of incorporation)                File Number          Identification No.)


                518 East Broad Street, Columbus, Ohio   43215-3976
                ---------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
       -------------------------------------------------------------------


                                       N/A
               ------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by State Auto Financial Corporation ("STFC") on October 16, 2003 announcing that:

o The United States District Court dismissed a lawsuit filed by STFC investor Gregory M. Shepard and his wholly owned company ("Shepard") alleging that directors of STFC and its parent company, State Automobile Mutual Company ("SAM"), breached their fiduciary duty in connection with his tender offer for STFC shares; and

o In order to resolve once and for all issues that Mr. Shepard has raised, STFC and SAM then filed suit in Franklin County (Columbus) Common Pleas Court against Shepard seeking a declaratory judgment that STFC directors were not obligated under the Ohio Control Share Acquisition statute to call a shareholders meeting to approve Shepard's purchase of STFC shares, and that directors did not breach any fiduciary duty to minority shareholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              Exhibit No.    Description
              -----------    -----------
              99.1           Press release issued by STFC on October 16, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STATE AUTO FINANCIAL CORPORATION




Dated:  October 16, 2003         By /s/ John R. Lowther
                                   ------------------------------------------
                                        John R. Lowther

                                        Senior Vice President, General Counsel
                                        and Secretary

                                  EXHIBIT INDEX



           Exhibit No.       Description
           -----------       -----------
           99.1              Press release issued by STFC on October 16, 2003